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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of

             the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 1997


        American Express Credit Account Master Trust
                 (Issuer in respect of the
    Class A Series 1996-1 6.80% Asset Backed Certificates and Class B Series 1996-1 6.95% Asset Backed Certificates)


               American Express Centurion Bank
         Co-Originator of the Trust and a Transferor
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------        ---------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
----------------------------------------                 -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000



    American Express Receivables Financing Corporation II
         Co-Originator of the Trust and a Transferor
  ---------------------------------------------------------

        Delaware                   000-20787           13-3854638
----------------------------       ---------          ---------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                     10285
---------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212)640-4473

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Item 5.  Other Events

A.  Monthly Servicer's Certificate.

   On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1
6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

   The Monthly Servicer's Certificate for the February 18, 1997
Distribution Date covering the Monthly Period December 27, 1996 to January 25, 1997, is filed as Exhibit 20.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

        20.1 Series 1996-1 Monthly Servicer's Certificate for the February 18, 1997 Distribution Date.
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                        SIGNATURES
                        ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  February 18, 1997


                                  AMERICAN EXPRESS CREDIT ACCOUNT
                                  MASTER TRUST




                                  AMERICAN EXPRESS CENTURION BANK,
                                  TRANSFEROR

                                  By: /s/ Mark Hales
                                     ----------------------
                                  Name:   Mark Hales
                                  Title:  Chief Financial Officer




                                  AMERICAN EXPRESS RECEIVABLES
                                  FINANCING CORPORATION II, TRANSFEROR

                                  By: /s/ Leslie R. Scharfstein
                                      -------------------------
                                  Name:   Leslie R. Scharfstein
                                  Title:  President
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                               EXHIBIT INDEX
                               -------------

Designation                           Description                   Page
-----------                           -----------                   ----

Exhibit 20.1       Series 1996-1 Monthly Servicer's Certificate for   5
                   the February 18, 1997 Distribution Date.

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                                                              Exhibit 20.1